NOVEMBER 1, 2024
SUPPLEMENT TO THE FOLLOWING FUNDS’ SUMMARY PROSPECTUSES, EACH AS DATED BELOW:
FUND	DATE OF SUMMARY PROSPECTUS
HARTFORD DYNAMIC BOND FUND	MARCH 1, 2024
THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND	MARCH 1, 2024
THE HARTFORD FLOATING RATE FUND	MARCH 1, 2024
THE HARTFORD HIGH YIELD FUND	MARCH 1, 2024
THE HARTFORD INFLATION PLUS FUND	MARCH 1, 2024
HARTFORD LOW DURATION HIGH INCOME FUND (formerly, The Hartford Floating Rate High Income Fund)	MARCH 1, 2024
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND	MARCH 1, 2024
HARTFORD MUNICIPAL SHORT DURATION FUND	MARCH 1, 2024
THE HARTFORD SHORT DURATION FUND	MARCH 1, 2024
THE HARTFORD STRATEGIC INCOME FUND	MARCH 1, 2024
HARTFORD SUSTAINABLE MUNICIPAL BOND FUND	MARCH 1, 2024
THE HARTFORD TOTAL RETURN BOND FUND	MARCH 1, 2024
THE HARTFORD WORLD BOND FUND	MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The overnight mailing address for Hartford Funds reflected in each of the above referenced Summary Prospectuses is changing effective November 1, 2024. Accordingly, the last sentence in the section entitled “Purchase and Sale of Fund Shares” in each of the above referenced Summary Prospectuses is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7693
November 2024